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                                                                    EXHIBIT 24.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-65464, 33-65472 and 33-65478) of VTEL
Corporation of our report dated October 10, 1996 appearing on page 31 of this Form 10-K.


PRICE WATERHOUSE
Austin, Texas
November 7, 1996